MARCH 1, 2024
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD CAPITAL APPRECIATION HLS FUND SUMMARY PROSPECTUS
DATED MAY 1, 2023
HARTFORD HLS FUNDS PROSPECTUS
DATED MAY 1, 2023, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding Hartford Capital Appreciation HLS Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Effective immediately, Veenu Ramchandani will be added as a portfolio manager to Hartford Capital Appreciation HLS Fund. Accordingly, the following changes are being made to the above referenced Summary Prospectus and Statutory Prospectus effective immediately:
(1) Under the heading “Management” in the above referenced Summary Prospectus and the heading “Hartford Capital Appreciation HLS Fund Summary Section - Management” in the above referenced Statutory Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Gregg R. Thomas, CFA	Senior Managing Director and Director, Investment Strategy	2013
Thomas S. Simon, CFA, FRM	Senior Managing Director and Portfolio Manager	2016
Veenu Ramchandani, CFA	Vice President and Portfolio Manager	2022
(2) Under the heading “The Investment Manager and Sub-Adviser –  Portfolio Managers –  Capital Appreciation HLS Fund” in the above referenced Statutory Prospectus, the information is deleted in its entirety and replaced with the following:
The Fund employs a multiple portfolio manager structure. Gregg R. Thomas, CFA and Thomas S. Simon, CFA, FRM select and oversee the Fund’s portfolio management teams and determine how Fund assets are allocated among the Fund’s portfolio management teams. Ms. Ramchandani supports Mr. Thomas and Mr. Simon and is involved in overseeing the allocation of assets among the Fund’s portfolio management teams. Each of Mr. Simon, Mr. Thomas, and Ms. Ramchandani may directly manage a sleeve and may change the underlying “sleeve” portfolio managers at any time without notice to shareholders. Each portfolio management team has full discretion to manage its sleeve. The portfolio managers with the most significant responsibilities are set forth below.
Gregg R. Thomas, CFA, Senior Managing Director and Director, Investment Strategy of Wellington Management, has served as a portfolio manager for the Fund since 2013. Mr. Thomas rejoined Wellington Management in 2002 and has been an investment professional since 1993.
Thomas S. Simon, CFA, FRM, Senior Managing Director and Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2019 and has been involved in research and portfolio construction for the Fund since 2016. Mr. Simon joined Wellington Management in 2009 and has been an investment professional since 2001.
Veenu Ramchandani, CFA, Vice President and Portfolio Manager of Wellington Management, has served as a portfolio manager for the Fund since 2024 and has been involved in securities analysis for the Fund since 2022. Ms. Ramchandani joined Wellington Management as an investment professional in 2022. Prior to joining Wellington Management, Ms. Ramchandani was a senior investment manager at Abu Dhabi Investment Authority (2016 –  2021) and held a variety of roles at Goldman Sachs Asset Management (2006 –  2016).
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7660
March 2024